UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     December 1, 2004

MID-STATE BANCSHARES

(Exact Name of registrant as specified in its charter)

California	000-23925	77-0442667
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1026 East Grand Avenue, Arroyo Grande, CA	93420
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (805) 473-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications Pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - Corporate Governance and Management

Item   5.02-Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 17, 2004,  the Board of Directors of Mid-State Bancshares,  after a thorough review, named George H. Andrews as a new director of the Company and its wholly owned subsidiary, Mid-State Bank & Trust, effective December 1, 2004.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 - Financial Statements and Exhibits.

(c)Exhibits

Exhibit No.	Description
99.1	Press Release announcing appointment of George H. Andrews to the Board dated December 2, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Registrant:

MID-STATE BANCSHARES

Date:	December 2, 2004	By:	/s/ JAMES W. LOKEY
James W. Lokey
President
Chief Executive Officer

		By:	/s/ JAMES G. STATHOS
James G. Stathos
Executive Vice President
Chief Financial Officer